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                                                                    EXHIBIT 10.6


                          FIRST BANK AND TRUST COMPANY

                      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN





                                                                 Effective as of
                                                                 January 1, 1995
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                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
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                                  INTRODUCTION
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The adoption of this Supplemental Executive Retirement Plan has been authorized by the Board of Directors of First Bank and Trust Company (the "Bank") for the purpose of providing benefits to certain employees of the Bank which supplement those which are payable under the Regulations governing the Comprehensive Retirement Program of the Financial Institutions Retirement Fund, as they may be from time to time amended and as adopted by the Bank.

This plan is intended to constitute a nonqualified unfunded supplemental executive retirement plan for a select group of management or highly compensated employees. All benefits payable under this Plan shall be paid solely out of the general assets of the Bank. No benefits under this Plan shall be payable by the Financial Institutions Retirement Fund or from its assets.

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                             Article 1. Definitions


When used in the Plan, the following terms shall have the following meanings:

                  1.01 "Actuary" means the independent consulting actuary retained by the Bank to assist the Committee in its administration of the Plan.

                  1.02 "Bank" means First Bank and Trust Company and each subsidiary or affiliated company thereof which participates in the Plan.

                  1.03 "Beneficiary" means the Beneficiary or Beneficiaries designated in accordance with Article 5 of the Plan to receive the benefit, if any, payable upon the death of a Member of the Plan.

                  1.04 "Board of Directors" means the Board of Directors of the Bank.

                  1.05 "Committee" means the Administrative Committee appointed by the Board of Directors to administer the Plan.

                  1.06 "Effective Date" means January 1, 1995.

                  1.07 "Fund" means the Financial Institutions Retirement Fund, a qualified and tax-exempt pension plan and trust under Sections 401(a) and 501
(a) of the IRC.

                  1.08 "IRC" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  1.09 "Member" means any person included in the membership of the Plan as provided in Article 2.

                  1.10 "Plan" means First Bank and Trust Company Supplemental Executive Retirement Plan, as set forth herein and as amended from time to time.

                  1.11 "Regulations" means the Regulations governing the Comprehensive Retirement Program of the Fund as from time to time amended, and as adopted by the Bank.

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                              Article 2. Membership

                  2.01 This plan shall cover any individuals designated by the Board of Directors.

                  2.02 If, on the date that payment of a Member's benefit from the Fund commences, the Member is not entitled under Section 3.01 below to receive a benefit under the Plan, then the individual's membership in the Plan shall terminate on such date.

                  2.03 A benefit shall be payable under the Plan to or on account of a Member only upon the Member's retirement, death or other termination of employment with the Bank, including, but not limited to, a retirement or termination of employment following a Change in Control, whether such retirement or termination is elective or involuntary.


A Change in Control shall be deemed to have occurred:

          (i) When any "person" (as such term is used in Sections (13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Employer representing twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of Employer; or (ii) if, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, safe of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of Employer immediately before such transaction shall cease to constitute a majority of the Board of Directors of Employer or of any successor institution.

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                    Article 3. Amount and Payment of Benefits


                  3.01 The amount, if any, of the annual benefit payable to or on account of a Member pursuant to the Plan shall equal the excess of (i) over
(ii), as determined by the Committee, where:

                   (i) is the annual benefit (as calculated on the basis of the form of payment elected by the Member) that would otherwise be payable to or on account of the Member by the Fund under the Regulations if the provisions of the Regulations were administered without regard to the limitations imposed by Sections 401(a)(17) and 415 of the INC, and without any reduction if such benefit commences before Normal Retirement, and

                   (ii) is the annual benefit (as calculated by the Fund on the basis of the same form of payment as elected under (i) above by the Member) that would be payable to or on account of the Member by the Fund at the same time as the benefit in (i) above, after giving effect to any reduction of such benefit required by the Regulations of the Fund and the limitations imposed by Sections 401(a)(17) and 415 of the Regulations.

In the event that benefits payable from the Plan commence prior to the earliest permissible retirement age under the Regulations of the Fund, the annual benefit determined under paragraph (ii) above shall be assumed to be the annual benefit at the earliest permissible retirement age under the Regulations of the Fund, further reduced by 1.5% for each year that the benefit commencement under the Plan precedes such earliest permissible retirement age under the Regulations of the Fund.

For purposes of this Section 3.01, "annual benefit" includes any "Active Service Death Benefit", "Disability Benefit", "Retirement Adjustment Payment", "Annual Increment", and "Single Purchase Fixed Percentage Adjustment" which the Bank elects to provide its employees under the Regulations.

                   3.02 Unless the Member elects an optional form of payment under the Plan pursuant to Section 3.03 below, the annual benefit, if any, payable to or on account of a Member under Section 3.01 above, shall be converted by the

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Actuary and shall be payable to or on account of the Member in the "Regular
Form" of payment, utilizing for that purpose the same actuarial factors and assumptions then used by the Fund to determine actuarial equivalence under the Regulations. For purposes of the Plan the "Regular Form" of payment means an annual benefit payable for the Member's lifetime and the death benefit described in Section 3.04 below.

                   3.03 (a) A Member may, with the consent of the Committee, elect in writing to have the annual benefit, if any, payable to or on account of a Member under Section 3.02 above, converted by the Actuary to any optional form of payment then permitted under the Regulations, except that no benefit under the Plan shall be paid in the form of a lump sum settlement. The Actuary shall utilize for the purpose of that conversion the same actuarial factors and assumptions then used by the Fund to determine actuarial equivalence under the Regulations.

                        (b) If a Member who had elected an optional form of payment under this Section 3.03 dies after the date his benefit payments under the plan had commenced, the only death benefit, if any, payable under the plan in respect of said Member shall be the amount, if any, payable under the optional form of payment which the Member had elected under the Plan. If a Member who had elected an optional form of payment under this Section 3.03 dies before the date his benefit payments under the Plan commence, his election of an optional form of benefit shall be inoperative.

                        (c) An Election of an optional form of payment under this Section 3.03 may be made only on a form prescribed by the Committee and filed by the Member with the Committee prior to the commencement of payment of his benefit under Section 4.02 below.

                   3.04 Upon the death of a Member who had not yet received all of the Member's guaranteed monthly installment payments under the Plan, a death benefit shall be paid to the Member's Beneficiary in a lump sum equal to the commuted value of such unpaid installments.

                   3.05 If a Member to whom an annual benefit is payable under the Plan dies before commencement of the payment of his benefit, the death benefit

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payable under Section 3.04 shall be payable to the Member's Beneficiary as if the payment of the Member's benefit had commenced on the first day of the month in which his death occurred.

                   3.06 If a Member is restored to employment with the Bank after payment of his benefit under the Plan has commenced, all payments under the Plan shall thereupon be discontinued. Upon the Member's subsequent retirement or termination of employment with the Bank, his benefit under the Plan shall be recomputed in accordance with Section 3.01, but shall be reduced by the equivalent value of the amount of any benefit paid by the Plan in respect of his previous retirement or termination of employment, and such reduced benefit shall be paid to such Member in accordance with the provisions of the Plan. For purposes of this Section 3.06, the equivalent value of the benefit paid in respect of a Member's previous retirement or termination of employment shall be determined by the Actuary utilizing for that purpose the same actuarial factors and assumptions then used by the Fund to determine actuarial equivalence under the Regulations.

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                    Article 4. Source and Method of Payments

                   4.01 All payments of benefits under the Plan shall be paid from, and shall only be a general claim upon, the general assets of the Bank, notwithstanding that the Bank, in its discretion, may establish a bookkeeping reserve or a grantor trust (as such term is used in Sections 671 through 677 of the IRC) to reflect or to aid it in meeting its obligations under the Plan with respect to any Member or prospective Member or Beneficiary. No benefit whatever provided by the Plan shall be payable from the assets of the Fund. No Member shall have any right, title or interest whatever in or to any investments which the Bank may make or any specific assets which the Bank may reserve to aid it in meeting its obligations under the Plan.

                   4.02 All annual benefits under the Plan shall be paid in monthly installments commencing on the first day of the month next following the Member's retirement date under the Regulations, except that no benefit shall be paid prior to the date benefits under the Plan can be definitely determined by the Committee.

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                     Article 5. Designation of Beneficiaries

                   5.01 Each Member of the Plan may file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Member may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Member's death, and in no event shall it be effective as of a date prior to such receipt.

                   5.02 If no such Beneficiary designation is in effect at the time of a Member's death, or if no designated Beneficiary survives the Member, or if, in the opinion of the Committee, such designation conflicts with applicable law, the Member's estate shall be deemed to have been designated his Beneficiary and shall be paid the amount, if any, payable under the Plan upon the Member's death. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Bank therefor.

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                      Article 6. Administration of the Plan

                   6.01 The Board of Directors has delegated to the Administrative Committee, subject to those powers which the Board has reserved as described in Article 7 below, general authority over and responsibility for the administration and interpretation of the Plan. The Committee shall have full power and authority to interpret and construe the Plan, to make all determinations considered necessary or advisable for the administration of the Plan and any trust referred to in Article 4 above, and the calculation of the amount of benefits payable thereunder, and to review claims for benefits under the Plan. The Committee's interpretations and constructions of the Plan and its decisions or actions thereunder shall be binding and conclusive on all persons for all purposes.

                   6.02 If the Committee deems it advisable, it shall arrange for the engagement of the Actuary, and legal counsel and certified public accountants (who may be counsel or accountants for the Bank), and other consultants, and make use of agents and clerical or other personnel, for purposes of the Plan. The Committee may rely upon the written opinions of such Actuary, counsel, accountants and consultants, and upon any information supplied by the Fund for purposes of Section 3.01 of the Plan, and delegate to any agent or to any subcommittee or Committee member its authority to perform any act hereunder, including without limitations those matters involving the exercise of discretion; provided, however, that such delegation shall be subject to revocation at any time at the discretion of the Committee. The Committee shall report to the Board of Directors, or to a committee designated by the Board, at such intervals as shall be specified by the Board or such designated committee, with regard to the matters for which it is responsible under the Plan.

                   6.03 The Committee shall consist of at least three individuals, each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or without cause, by the Board of Directors. Any Committee member may resign at any time. No Committee member shall be entitled to act on or decide any matters relating solely to such Member or any of his rights or

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benefits under the Plan. The Committee member shall not receive any special compensation for serving in such capacity but shall be reimbursed for any reasonable expenses incurred in connection therewith. No bond or other security need be required of the Committee or any Member thereof in any jurisdiction.

                   6.04 The Committee shall elect or designate its own Chairman, establish its own procedures and the time and place for its meetings and provide for the keeping of minutes of all meetings. Any action of the Committee may be taken upon the affirmative vote of a majority of the Members at a meeting or, at the direction of its Chairman, without a meeting by mail or telephone, provided that all of the Committee members are informed in writing of the vote.

                   6.05 All claims for benefits under the Plan shall be submitted in writing to the Chairman of the Committee. Written notice of the decision on each such claim shall be furnished with reasonable promptness to the Member or his Beneficiary (the "claimant"). The claimant may request a review by the Committee of any decision denying the claim in whole or in part. Such request shall be made in writing and filed with the Committee within 30 days of such denial. A request for review shall contain all additional information which the claimant wishes the Committee to consider. The Committee may hold any hearing or conduct any independent investigation which it deems desirable to render its decision and the decision on review shall be made as soon as feasible after the Committee's receipt of the request for review. Written purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all interested persons as to all matters relating to the Plan.

                   6.06 All expenses incurred by the Committee in its administration of the Plan shall be paid by the Bank.

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                      Article 7. Amendment and Termination

                   The Board of Directors may amend, suspend or terminate, in whole or in part, the Plan without the consent of the Committee, any Member, Beneficiary or other person, except that no amendment, suspension or termination shall retroactively impair or otherwise adversely affect the rights of any Member, Beneficiary or other person to benefits under the Plan which have accrued prior to the date of such action, as determined by the Committee in its sole discretion. The Committee may adopt any amendment or take any other action which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan or to conform the Plan thereto, provided any such amendment or action does not have a material effect on the then currently estimated cost to the Bank of maintaining the Plan.

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                          Article 8. General Provisions

                   8.01 The Plan shall be binding upon and inure to the benefit of the Bank and its successors and assigns and the Members, and the successors, assigns, designees, and estates of the Members. The Plan shall also be binding upon and inure to the benefit of any successor organization succeeding to substantially all of the assets and business of the Bank, but nothing in the Plan shall preclude the Bank from merging or consolidating into or with, or transferring all or substantially all of its assets to, another organization which assumes the Plan and all obligations of the Bank hereunder. The Bank agrees that it will make appropriate provision for the preservation of Members' rights under the Plan in any agreement or plan which it may enter into to effect any merger, consolidation, reorganization or transfer of assets, including, but not limited to, a Change in Control as defined in Section 2.03. Upon such a merger, consolidation, reorganization, or transfer of assets and assumption of Plan obligations of the Bank, the term "Bank" shall refer to such other organization and the Plan shall continue in full force and effect.

                   8.02 Neither the Plan nor any action taken thereunder shall be construed as giving to a Member the right to be retained in the employ of the Bank or as affecting the right of the Bank to dismiss any Member from its employ.

                   8.03 The Bank shall withhold or cause to be withheld from all benefits payable under the Plan all federal, state, local or other taxes required by applicable law to be withheld with respect to such payments.

                   8.04 No right or interest of a Member under the Plan may be assigned, sold, encumbered, transferred or otherwise disposed of and any attempted disposition of such right or interest shall be null and void.

                   8.05 If the Committee shall find that any person to whom any amount is or was payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment, or any part thereof, due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee is inclined,

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be paid to such person's spouse, child or other relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be in complete discharge of the liability of the Plan and the Bank therefor.

                   8.06 To the extent that any person acquires a right to receive payments from the Bank under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Bank.

                   8.07 All elections, designations, requests, notices, instructions, and other communications from a Member, Beneficiary or other person to the Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

                   8.08 The benefits payable under the Plan shall be in addition to all other benefits provided for employees of the Bank and shall not be deemed salary or other compensation by the Bank for the purpose of computing benefits to which he may be entitled under any other plan or arrangement of the Bank.

                   8.09 No Committee member shall be personally liable by reason of any instrument executed by him or on his behalf, or action taken by him, in his capacity as a Committee member nor for any mistake of judgment made in good faith. The Bank shall indemnify and hold harmless the Fund and each Committee member and each employee, officer or director of the Bank or the Fund, to whom any duty, power, function or action in respect of the Plan may be delegated or assigned, or from whom any information is requested for Plan purposes, against any cost or expense (including fees of legal counsel) and liability (including any sum paid in settlement of a claim or legal action with the approval of the
Bank) arising out of anything done or omitted to be done in connection with the Plan, unless arising out of such person's fraud or bad faith.

                   8.10 As used in the Plan, the masculine gender shall be deemed to refer to the feminine, and the singular person shall be deemed to refer to the plural,

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wherever appropriate.

                   8.11 The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provisions of the Plan.

                   8.12 The Plan shall be construed according to the laws of the State of Rhode Island in effect from time to time.


                   This Supplemental Executive Retirement Plan has been duly adopted this 5 day of March, 1996, to be effective as of the 1st day of January, 1995.


                                                 First Bank and Trust Company




                                                 By: /s/ William A. Carroll
                                                     ----------------------

Attest:




/s/ Joseph A. Keough
-----------------------
     Secretary

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                           Amendment Number One to the
                          First Bank and Trust Company
                     Supplemental Executive Retirement Plan


Pursuant to Article 7 of the First Bank and Trust Company Supplemental Executive Retirement Plan (the "Plan"), the Plan is amended as follows:

Effective, January 1, 2000, the Plan is amended by revising Section 3.01(i) as follows:

           is the annual benefit (as calculated on the basis of the form of payment elected by the Member) that is equal to 80% of the Member's High-3 Salary (as defined in the Regulations) as if the provisions of the Regulations were administered without regard to the limitations imposed by Sections 401(a)(17) and 415 of the IRC, and without any reduction if such benefit commences before Normal Retirement, and


IN WITNESS WHEREOF, First Bank and Trust Company has caused this amendment to be executed by its duly authorized officer this 13th day of November, 2000.


First Bank and Trust Company


By: /s/ Joseph V. Mega
   -------------------------------

Name:      Joseph V. Mega
     -----------------------------


Title: Director/Chairman, Compensation Committee
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